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                                                                    EXHIBIT 23.2


                               CONSENT OF COUNSEL


     The undersigned hereby consents to the use of our name and the statement with respect to us appearing under the heading "Experts" in Amendment No. 1 to the Registration Statement on Form S-1 of Transcend Therapeutics, Inc.



                                          /s/ PENNIE & EDMONDS LLP

                                          --------------------------------------
                                          PENNIE & EDMONDS LLP

New York, New York

March 17, 1997